UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2023

SYNEOS HEALTH, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36730	27-3403111
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1030 Sync Street Morrisville, North Carolina	27560-5468
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (919) 876-9300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value per share	SYNH	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events

Agreement and Plan of Merger

On May 10, 2023, Syneos Health, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Star Parent, Inc., a Delaware corporation (“Parent”), and Star Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Parent (“Merger Sub”). The Merger Agreement provides that, upon the terms and subject to the satisfaction or waiver of the conditions set forth therein, Merger Sub will merge with and into the Company (the “Merger”), with the Company continuing as the surviving corporation and a wholly owned subsidiary of Parent. The board of directors of the Company (the “Company Board”) has unanimously approved the Merger Agreement and the transactions contemplated thereby (including the Merger) and directed that the Merger Agreement be submitted to the stockholders of the Company for their adoption. A copy of the press release containing the announcement is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press release of Syneos Health, Inc., dated May 10, 2023

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

Additional Information and Where to Find It

This Current Report on Form 8-K and the information contained herein shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities or a solicitation of any proxy, vote or approval. The proposed transaction will be submitted to the stockholders of the Company for their consideration and approval. In connection with the proposed transaction, the Company intends to file a preliminary proxy statement with the Securities and Exchange Commission (“SEC”). Once the SEC completes its review of the preliminary proxy statement, a definitive proxy statement and a form of proxy will be filed with the SEC and mailed or otherwise furnished to the stockholders of the Company. Before making any voting decision, the Company’s stockholders are urged to read the proxy statement in its entirety, when it becomes available, and any other documents to be filed with the SEC in connection with the proposed transaction or incorporated by reference in the proxy statement (including any amendments or supplements to these documents), if any, because they will contain important information about the proposed transaction and the parties to the proposed transaction. This Current Report on Form 8-K is not a substitute for the proxy statement or any other document that may be filed by the Company with the SEC.

The Company’s investors and stockholders may obtain a free copy of the proxy statement and documents filed by the Company with the SEC at the SEC’s website at www.sec.gov. In addition, the Company’s investors and stockholders may obtain a free copy of the Company’s filings with the SEC from the Company’s website at investor.syneoshealth.com or by directing a request by mail to 1030 Sync Street, Morrisville, NC 27560 or telephone to (919) 876-9300.

Participants in the Solicitation

The Company and its directors and executive officers and other members of management and employees may, under the rules of the SEC, be deemed to be participants in the solicitation of proxies from the stockholders of the Company in respect of the proposed transactions contemplated by the proxy statement. Information regarding the Company’s directors and executive officers is contained in the Company’s Annual Report on Form 10-K/A for the year ended December 31, 2022, filed with the SEC on May 1, 2023 (the “Form 10-K/A”), and in the proxy statement for the Company’s 2022 annual meeting of stockholders on Schedule 14A, filed with the SEC on April 12, 2022. Additional information regarding the persons who are, under the rules of the SEC, participants in the solicitation of the stockholders of the Company in connection with the proposed transactions, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement when it is filed with the SEC, free copies of which may be obtained as described in the preceding paragraph. To the extent holdings of the Company’s securities by the Company’s directors and executive officers change from the amounts set forth in the Company’s Form 10-K/A or in the proxy statement, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC.

Forward-Looking Statements

Any assumptions, views or opinions (including statements, projections, forecasts or other forward-looking statements) contained in this press release represent the assumptions, views or opinions of the Company, unless otherwise indicated, as of the date indicated and are subject to change without notice. All information not separately sourced is from internal company data and estimates. Any data relating to past performance contained herein is no indication as to future performance. The information in this press release is not intended to predict actual results, and no assurances are given with respect thereto.

The information contained in this press release has not been independently verified, and no representation or warranty, express or implied, is made as to the fairness, accuracy, completeness or correctness of the information contained herein and no reliance should be placed on it. None of the Company or any of its affiliates, advisers, affiliated persons or any other person accept any liability for any loss howsoever arising (in negligence or otherwise), directly or indirectly, from this press release or its contents or otherwise arising in connection with this press release. This shall not, however, restrict or exclude or limit any duty or liability to a person under any applicable law or regulation of any jurisdiction which may not lawfully be disclaimed (including in relation to fraudulent misrepresentation).

Certain statements contained in this press release may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical fact, are statements that could be deemed forward-looking statements, including statements containing the words “predicts,” “plans,” “expects,” “anticipates,” “believes,” “goal,” “target,” “estimate,” “potential,” “may,” “might,” “could,” “see,” “seek,” “forecast,” and similar words. All statements, other than historical facts, including statements regarding the expected timing of the closing of the proposed transaction; any anticipated effects of the announcement, pendency or completion of the proposed transaction on the value of the Company’s Class A common stock, the ability of the parties to obtain any required regulatory approvals in connection with the proposed transaction and to complete the proposed transaction considering the various closing conditions; the expected benefits of the proposed transaction; the expected timing of the closing of the proposed transaction; expenses related to the proposed transaction and any potential future costs; the Company’s future growth and financial results, business strategy, value provided to customers and patients, and competitive position; and any assumptions underlying any of the foregoing, are forward-looking statements. The Forward-looking statements are based on the Company’s current plans and expectations and involve risks and uncertainties which are, in many instances, beyond its control, and which could cause actual results to differ materially from those included in or contemplated or implied by the forward-looking statements. Such risks and uncertainties include, among others: (i) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, including the failure to close the proposed transaction by November 10, 2023; (ii) the failure to obtain approval of the proposed transaction by the Company’s stockholders; (iii) the failure to obtain certain required regulatory approvals to the completion of the proposed transaction or the failure to satisfy any of the other conditions to the completion of the proposed transaction; (iv) any difficulties of Star Parent, Inc., an affiliated entity of Elliott Investment Management, Patient Square Capital and Veritas Capital, in financing the transaction as a result of uncertainty or adverse developments in the debt or equity capital markets or otherwise; (v) the effect of the announcement of the proposed transaction on the ability of the Company to retain and hire key personnel and maintain relationships with its key business partners and customers, and others with whom it does business, or on its operating results and businesses generally; (vi) the response of competitors to the proposed transaction; (vii) risks associated with the disruption of management’s attention from ongoing business operations due to the proposed transaction; (viii) the ability to meet expectations regarding the timing and completion of the proposed transaction; (ix) significant costs associated with the proposed transaction; (x) potential litigation relating to the proposed transaction; (xi) restrictions during the pendency of the proposed transaction that may impact the Company’s ability to pursue certain business opportunities; and (xii) the risk factors set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 as updated by the Company’s other SEC filings, including its Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2023, once available, copies of which are available free of charge on the Company’s website at investor.syneoshealth.com. The Company assumes no obligation and does not intend to update these forward-looking statements, except as required by law.

Investor Relations Contact

Ronnie Speight

Senior Vice President, Investor Relations

+1 919 745 2745

Investor.Relations@syneoshealth.com

Media Contact

Gary Gatyas

Executive Director, External Communications

+1 908 763 3428

gary.gatyas@syneoshealth.com

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNEOS HEALTH, INC.

Date: May 10, 2023	By:	/s/ Jonathan Olefson
	Name:	Jonathan Olefson
	Title:	General Counsel and Corporate Secretary

Exhibit 99.1

Syneos Health Transaction Press Release

Syneos Health to be Acquired by a Private Investment Consortium

for Approximately $7.1 Billion

Shareholders to Receive $43.00 Per Share in Cash

Represents 24% Premium to Unaffected Stock Price

MORRISVILLE, N.C., May 10, 2023 – Syneos Health, Inc. (Nasdaq: SYNH) (“Syneos Health” or the “Company”), a leading fully integrated biopharmaceutical solutions organization, today announced that it has entered into a definitive agreement to be acquired by a consortium of private investment firm affiliates composed of Elliott Investment Management (“Elliott”), Patient Square Capital (“Patient Square”), and Veritas Capital (“Veritas”) for $43.00 per share in cash in a transaction valued at approximately $7.1 billion, including outstanding debt.

The purchase price represents a 24% premium to Syneos Health’s unaffected closing stock price on February 13, 2023, the last trading day prior to media speculation regarding the Company.

“This agreement is the culmination of a comprehensive review of opportunities available to Syneos Health, including interest from multiple parties with the assistance of independent financial and legal advisors. The Syneos Health Board of Directors unanimously determined that this all-cash transaction maximizes value for our shareholders and is in the best interests of the Company and all stakeholders,” said John Dineen, Chair of the Syneos Health Board of Directors. “The Company has a strong operating foundation, differentiated, integrated solutions and a focus on being committed to customers. We believe this transaction will enable Syneos Health to continue to accelerate its growth strategy, enhance customer delivery and evolve the organization toward a tech-enabled future.”

“We have long appreciated Syneos Health’s leadership position in serving large pharma and biotech customers globally, across both clinical development and commercialization,” said Senior Portfolio Manager, Marc Steinberg, on behalf of Elliott. “Syneos Health is at an important stage in its evolution. We look forward to partnering with Patient Square and Veritas, as well as the talented team at Syneos Health, to further reinforce the Company’s core capabilities and help drive its next phase of growth.”

“Based on first-hand experience in the industry, we are huge believers in the value that contract research and commercial organizations provide to their clients by accelerating and maximizing the likelihood of clinical success and optimizing a product’s potential to impact patients,” said Jim Momtazee, Managing Partner of Patient Square. “We have followed the journey of Syneos Health for years and believe the Company and its world-class employees provide a strong foundation to build upon, always providing unparalleled service to clients.”

“Syneos Health provides mission-critical clinical research and commercialization services to leaders in the biopharmaceutical space,” said Ramzi Musallam, CEO and Managing Partner of Veritas. “Consistent with our successful history of transforming businesses in the healthcare ecosystem, and in partnership with the Syneos Health team and the consortium, Veritas looks forward to driving investment in the Company to underscore Syneos Health’s position as a market leader and to enhance its ability to deliver medical innovations to patients across the globe.”

Approvals and Timing

Completion of the transaction is expected in the second half of 2023, subject to the approval of Syneos Health shareholders and the satisfaction of other customary closing conditions, including regulatory approvals.

The Syneos Health Board of Directors unanimously approved the merger agreement and intends to recommend that Syneos Health shareholders vote in favor of it at a Special Meeting of Stockholders, to be scheduled as soon as practicable.

The transaction is not subject to a financing condition. Goldman Sachs Bank USA, UBS Investment Bank, RBC Capital Markets, BMO Capital Markets, HSBC Securities (USA) Inc., Wells Fargo Bank, NA, Citigroup, Jefferies LLC, Macquarie Capital, Natixis, and Truist Securities have provided committed financing for the transaction.

Upon completion of the transaction, Syneos Health will become a private company and shares of Syneos Health Class A common stock will no longer trade on the Nasdaq. The Company expects to maintain its headquarters in Morrisville, North Carolina.

First Quarter 2023 Results / Cancellation of Earnings Call

In a separate press release to be issued today, Syneos Health will announce financial results for the three months ended March 31, 2023. Considering today’s announcement and the pending transaction, Syneos Health will no longer be hosting its previously scheduled conference call to discuss first quarter 2023 financial results.

Advisors

Centerview Partners and BofA Securities are serving as financial advisors to Syneos Health, Ernst & Young LLP provided additional strategic advice, and Latham & Watkins LLP is serving as legal counsel.

Gibson Dunn & Crutcher LLP is serving as legal counsel to Elliott; Kirkland & Ellis LLP is serving as legal counsel to Patient Square; and Millbank LLP and Covington & Burling LLP are serving as legal counsel to Veritas.

About Syneos Health

Syneos Health is a leading fully integrated biopharmaceutical solutions organization built to accelerate customer success. We translate unique clinical, medical affairs and commercial insights into outcomes to address modern market realities.

We bring together a talented team of professionals, who work across more than 110 countries, with a deep understanding of patient and physician behaviors and market dynamics.

Together we share insights, use the latest technologies and apply advanced business practices to speed our customers’ delivery of important therapies to patients.

Syneos Health supports a diverse, equitable and inclusive culture that cares for colleagues, customers, patients, communities and the environment.

To learn more about how we are Shortening the distance from lab to life®, visit syneoshealth.com or subscribe to our podcast.

About Elliott Investment Management

Elliott Investment Management L.P. manages approximately $55.2 billion of assets as of December 31, 2022. Founded in 1977, it is one of the oldest investment managers of its kind under continuous management. The Elliott funds’ investors include pension plans, sovereign wealth funds, endowments, foundations, funds-of-funds, high net worth individuals and families, and employees of the firm.

About Patient Square Capital

Patient Square Capital (www.patientsquarecapital.com) is a dedicated health care investment firm that partners with best-in-class management teams whose products, services and technologies improve health. Patient Square utilizes deep industry expertise, a broad network of relationships and a partnership approach to make investments in companies grow and thrive. Patient Square invests in businesses that strive to improve patient lives, strengthen communities, and create a healthier world.

About Veritas Capital

Veritas is a longstanding technology investor with over $40 billion of assets under management and a focus on companies operating at the intersection of technology and government. The firm invests in companies that provide critical products, software, and services, primarily technology and technology-enabled solutions, to government and commercial customers worldwide. Veritas seeks to create value by strategically transforming the companies in which it invests through organic and inorganic means. Leveraging technology to make a positive impact across vitally important areas, such as healthcare, education, and national security, is core to the firm. Veritas is a proud steward of national assets, improving the quality of healthcare while reducing cost, advancing our educational system, and protecting our nation and allies. For more information, visit www.veritascapital.com.

Additional Information and Where to Find It

This communication and the information contained herein shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities or a solicitation of any proxy, vote or approval. The proposed transaction will be submitted to the stockholders of Syneos Health for their consideration and approval. In connection with the proposed transaction, Syneos Health intends to file a preliminary proxy statement with the Securities and Exchange Commission (“SEC”). Once the SEC completes its review of the preliminary proxy statement, a definitive proxy statement and a form of proxy will be filed with the SEC and mailed or otherwise furnished to the stockholders of Syneos Health. Before making any voting decision, Syneos Health stockholders are urged to read the proxy statement in its entirety, when it becomes available, and any other documents to be filed with the SEC in connection with the proposed transaction or incorporated by reference in the proxy statement (including any amendments or supplements to these documents), if any, because they will contain important information about the proposed transaction and the parties to the proposed transaction. This communication is not a substitute for the proxy statement or any other document that may be filed by Syneos Health with the SEC.

Syneos Health investors and stockholders may obtain a free copy of the proxy statement and documents filed by Syneos Health with the SEC at the SEC’s website at www.sec.gov. In addition, Syneos Health investors and stockholders may obtain a free copy of Syneos Health’s filings with the SEC from Syneos Health’s website at investor.syneoshealth.com or by directing a request by mail to 1030 Sync Street, Morrisville, NC 27560 or telephone to (919) 876-9300.

Participants in the Solicitation

Syneos Health and its directors and executive officers and other members of management and employees may, under the rules of the SEC, be deemed to be participants in the solicitation of proxies from the stockholders of Syneos Health in respect of the proposed transactions contemplated by the proxy statement. Information regarding Syneos Health’s directors and executive officers is contained in Syneos Health’s Annual Report on Form 10-K/A for the year ended December 31, 2022, filed with the SEC on May 1, 2023 (the “Form 10-K/A”), and in the proxy statement for Syneos Health’s 2022 annual meeting of stockholders on Schedule 14A, filed with the SEC on April 12, 2022. Additional information regarding the persons who are, under the rules of the SEC, participants in the solicitation of the stockholders of Syneos Health in connection with the proposed transactions, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement when it is filed with the SEC, free copies of which may be obtained as described in the preceding paragraph. To the extent holdings of Syneos Health’s securities by Syneos Health’s directors and executive officers change from the amounts set forth in the Syneos Form 10-K/A or in the proxy statement, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC.

Forward-Looking Statements

Any assumptions, views or opinions (including statements, projections, forecasts or other forward-looking statements) contained in this communication represent the assumptions, views or opinions of Syneos Health, unless otherwise indicated, as of the date indicated and are subject to change without notice. All information not separately sourced is from internal company data and estimates. Any data relating to past performance contained herein is no indication as to future performance. The information in this communication is not intended to predict actual results, and no assurances are given with respect thereto.

The information contained in this communication has not been independently verified, and no representation or warranty, express or implied, is made as to the fairness, accuracy, completeness or correctness of the information contained herein and no reliance should be placed on it. None of Syneos Health or any of its affiliates, advisers, affiliated persons or any other person accept any liability for any loss howsoever arising (in negligence or otherwise), directly or indirectly, from this communication or its contents or otherwise arising in connection with this communication. This shall not, however, restrict or exclude or limit any duty or liability to a person under any applicable law or regulation of any jurisdiction which may not lawfully be disclaimed (including in relation to fraudulent misrepresentation).

Certain statements contained in this communication may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical fact, are statements that could be deemed forward-looking statements, including statements containing the words “predicts,” “plans,” “expects,” “anticipates,” “believes,” “goal,” “target,” “estimate,” “potential,” “may,” “might,” “could,” “see,” “seek,” “forecast,” and similar words. All statements, other than historical facts, including statements regarding any anticipated effects of the announcement, pendency or completion of the proposed transaction on the value of the

Company’s Class A common stock; the expected timing of the closing of the proposed transaction; the ability of the parties to obtain any required regulatory approvals in connection with the proposed transaction and the ability of the parties to complete the proposed transaction considering the various closing conditions; the expected benefits of the proposed transaction; expenses related to the proposed transaction and any potential future costs; Syneos Health’s future growth and financial results, business strategy, value provided to customers and patients, and competitive position; and any assumptions underlying any of the foregoing, are forward-looking statements. The Forward-looking statements are based on Syneos Health’s current plans and expectations and involve risks and uncertainties which are, in many instances, beyond its control, and which could cause actual results to differ materially from those included in or contemplated or implied by the forward-looking statements. Such risks and uncertainties include, among others: (i) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, including the failure to close the proposed transaction by November 10, 2023; (ii) the failure to obtain approval of the proposed transaction by Syneos Health stockholders; (iii) the failure to obtain certain required regulatory approvals to the completion of the proposed transaction or the failure to satisfy any of the other conditions to the completion of the proposed transaction; (iv) any difficulties of Star Parent, Inc., an affiliated entity of Elliott Investment Management, Patient Square Capital and Veritas Capital, in financing the transaction as a result of uncertainty or adverse developments in the debt or equity capital markets or otherwise; (v) the effect of the announcement of the proposed transaction on the ability of Syneos Health to retain and hire key personnel and maintain relationships with its key business partners and customers, and others with whom it does business, or on its operating results and businesses generally; (vi) the response of competitors to the proposed transaction; (vii) risks associated with the disruption of management’s attention from ongoing business operations due to the proposed transaction; (viii) the ability to meet expectations regarding the timing and completion of the proposed transaction; (ix) significant costs associated with the proposed transaction; (x) potential litigation relating to the proposed transaction; (xi) restrictions during the pendency of the proposed transaction that may impact Syneos Health’s ability to pursue certain business opportunities; and (xii) the risk factors set forth in Syneos Health’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 as updated by Syneos Health’s other SEC filings, including its Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2023, once available, copies of which are available free of charge on Syneos Health’s website at investor.syneoshealth.com. Syneos Health assumes no obligation and does not intend to update these forward-looking statements, except as required by law.

Investor Relations Contact

Ronnie Speight

Senior Vice President, Investor Relations

+1 919 745 2745

Investor.Relations@syneoshealth.com

Media Contact

Gary Gatyas

Executive Director, External Communications

+1 908 763 3428

Gary.gatyas@syneoshealth.com